UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2002

QUIKSILVER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15131	33-0199426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15202 Graham Street, Huntington Beach, CA	92649
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (714) 889-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On January 2, 2003, the Registrant filed a Current Report on Form 8-K reporting under Item 2 that the Registrant’s wholly-owned Australian subsidiary, Quiksilver Australia Pty Ltd, purchased outstanding shares of Ug Manufacturing Co. Pty Ltd., a Victorian corporation (“Ug Manufacturing”), Quiksilver Japan K.K., a Japanese Corporation (“Quiksilver Japan”), and UMTT Pty Limited, a Victorian corporation (“UMTT”), from certain shareholders of Ug Manufacturing, UMTT and Quiksilver Japan. This Current Report on Form 8-K/A amends that report by providing the financial information called for by Item 7 thereof.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements of Business Acquired. The financial statements required by this item are hereby included in Exhibit 99.1 attached hereto.

     (b)   Pro Forma Financial Information. The pro forma financial information required by this item are hereby included in Exhibit 99.2 attached hereto.

     (c)   Exhibits.

Exhibit No.	Description of Exhibit

10.1	Merger Agreement dated November 18, 2002, by and among Quiksilver, Inc., Quiksilver Australia Pty Ltd, QSJ Holdings Pty Ltd, UG Manufacturing Co. Pty Ltd., Quiksilver Japan K.K., and certain shareholders of UG Manufacturing Co. Pty. and Quiksilver Japan K.K. (1)

10.2	First Amendment to Merger Agreement, dated as of December 13, 2002, by and among Quiksilver, Inc., Quiksilver Australia Pty Ltd, QSJ Holdings Pty Ltd, Ug Manufacturing Co. Pty Ltd., Quiksilver Japan K.K., and Dennis Nettlefold as the representative of the participating shareholders. (1)

10.3	Registration Rights Agreement, dated December 19, 2002, by and among Quiksilver, Inc., Duvall Pty Ltd, Alimoc Pty Ltd, Heenalu Pty Ltd, Echo Beach Pty Ltd, Yasuo Tokita and John Andrew Law. (1)

23.1	Consent of Deloitte Touche Tohmatsu, Independent Auditors

99.1	Financial Statements of Quiksilver Asia/Pacific (Incorporating UG Manufacturing Co. Pty Limited and subsidiaries and Quiksilver Japan K.K. and subsidiaries)

99.2	Pro Forma Financial Information.

(1)   Incorporated by reference to the exhibit of same number in the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 2, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2003	QUIKSILVER, INC.

	By:	/s/ Steven L. Brink

Steven L. Brink Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Merger Agreement dated November 18, 2002, by and among Quiksilver, Inc., Quiksilver Australia Pty Ltd, QSJ Holdings Pty Ltd, UG Manufacturing Co. Pty Ltd., Quiksilver Japan K.K., and certain shareholders of UG Manufacturing Co. Pty. And Quiksilver Japan K.K. (1)

10.2	First Amendment to Merger Agreement, dated as of December 13, 2002, by and among Quiksilver, Inc., Quiksilver Australia Pty Ltd, QSJ Holdings Pty Ltd, Ug Manufacturing Co. Pty Ltd., Quiksilver Japan K.K., and Dennis Nettlefold as the representative of the participating shareholders. (1)

10.3	Registration Rights Agreement, dated December 19, 2002, by and among Quiksilver, Inc., Dovali Pty Ltd, Alimoc Pty Ltd, Heenalu Pty Ltd, Echo Beach Pty Ltd, Yasuo Tokita and John Andrew Law. (1)

23.1	Consent of Deloitte Touche Tohmatsu, Independent Auditors

99.1	Financial Statements of Quiksilver Asia/Pacific (Incorporating Ug Manufacturing Co. Pty Limited and subsidiaries and Quiksilver Japan K.K. and subsidiaries)

99.2	Pro Forma Financial Information.

(1)    Incorporated by reference to the exhibit of same number in the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 2, 2003.